Fixed assets, net	6 Months Ended
Jun. 30, 2013
Fixed assets, net
Fixed assets, net

4                 Fixed assets, net

Fixed assets consist of vessels. Vessels’ cost, accumulated depreciation and changes thereto were as follows (in thousands):

	Vessel Cost	Accumulated Depreciation	Net Book Value
As of January 1, 2012	$3,703,781	$(461,830)	$3,241,951
Additions	1,022,560	(143,938)	878,622
Disposal	(20,606)	15,801	(4,805)
Impairment loss	(129,630)	—	(129,630)
As of December 31, 2012	$4,576,105	$(589,967)	$3,986,138
Additions	17,757	(68,147)	(50,390)
Disposal	(92,123)	62,806	(29,317)
As of June 30, 2013	$4,501,739	$(595,308)	$3,906,431

i.                                          On February 13, 2013, the Company sold and delivered the Independence. The gross sale consideration was $7.0 million. The Independence was 26 years old.

ii.                                       On February 28, 2013, the Company sold and delivered the Henry. The gross sale consideration was $6.1 million. The Henry was 27 years old.

iii.                                    On March 25, 2013, the Company sold and delivered the Pride. The gross sale consideration was $6.5 million. The Pride was 25 years old.

iv.                                   On May 14, 2013, the Company sold and delivered the Honour. The gross sale consideration was $9.1 million. The Honour was 24 years old.

iv.                                   On May 14, 2013, the Company acquired a 2,452 TEU containership, the Amalia C, built in 1998 for a contract price of $6.6 million.

v.                                      On June 13, 2013, the Company sold and delivered the Elbe. The gross sale consideration was $5.6 million. The Elbe was 22 years old.

vi.                                   On June 25, 2013, the Company acquired a 2,602 TEU containership, the Niledutch Zebra, built in 2001 for a contract price of $10.1 million.

As of December 31, 2012, the Company recorded an impairment loss of $129.6 million in relation to thirteen of its older vessels (including vessels sold in 2013), which were laid up or on short-term charters in the spot market. Fair value of each vessel was determined with the assistance from valuations obtained by third party independent shipbrokers. There was no impairment loss recognized for the three or six months ended June 30, 2013.

The residual value (estimated scrap value at the end of the vessels’ useful lives) of the fleet was estimated at $415.1 million as of June 30, 2013 and $431.9 million as of December 31, 2012. The Company has calculated the residual value of the vessels taking into consideration the 10 year average and the 5 year average of the scrap. The Company has applied uniformly the scrap value of $300 per ton for all vessels. The Company believes that $300 per ton is a reasonable estimate of future scrap prices, taking into consideration the cyclicality of the nature of future demand for scrap steel. Although the Company believes that the assumptions used to determine the scrap rate are reasonable and appropriate, such assumptions are highly subjective, in part, because of the cyclical nature of future demand for scrap steel.